UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

February 1, 2012

TERRALENE FUELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26101	52-2132622
(State or other jurisdiction Incorporated)	(Commission File No.)	(I.R.S Employer Identification No.)

35 South Ocean Avenue, Patchogue, NY	11772
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 1 888 488 6882

GOLDEN SPIRIT ENTERPRISES LTD.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On February 1, 2012 the Registrant accepted the resignation of Sharon Deutsch as Secretary, Treasurer, Director and Chief Financial Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On February 1, 2012, Matt Kelly, an American businessman, based in New York U.S.A., joined the Board of Directors and was appointed Secretary, Treasurer and Chief Financial Officer of the Registrant.

As of February 1, 2012, the Directors and Officers of the Registrant are:

Jaclyn Cruz – Director, President and Chief Executive Officer.
Matt Kelly  – Director, Secretary, Treasurer and Chief Financial Officer.

SECTION 9 -  EXHIBITS.

(c)  Exhibits

10.01:	Resignation letter for Sharon Deutsch.

10.02:	Consent to Act as a Director for Matt Kelly.

10.03:	Consent to Act as an Officer for Matt Kelly.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Terralene Fuels Corporation

DATED: February 3, 2012	By:	/s/ Jaclyn Cruz
Jaclyn Cruz, President

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